MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated September 30, 2025

to the Prospectus dated April 30, 2025, as supplemented

For all existing and prospective shareholders of the Matthews China Dividend Fund – Institutional Class (MICDX) and Investor Class (MCDFX):

On September 29, 2025, the Board of Trustees (the “Board”) of Matthews Asia Funds (the “Trust”) approved the tax-free reorganization (the “Reorganization”) of the Matthews China Dividend Fund, a series of the Trust (the “Target Fund”), into the Matthews Asia Dividend Fund, a series of the Trust (the “Acquiring Fund”) (each, a “Fund,” and together, the “Funds”). The Reorganization does not require the approval of the shareholders of the Target Fund or the Acquiring Fund.

The investment adviser for the Funds, Matthews International Capital Management, LLC (“Matthews”), proposed the Reorganization because it recognized that the Funds have identical investment objectives and similar investment strategies, policies, risks, and restrictions, and that shareholders of the Target Fund could benefit from the broader geographic investment universe and range of investment opportunities of the Acquiring Fund. Further, Matthews believes that shareholders of each Fund could benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization than by continuing to operate the Funds separately. Matthews further believes that it is in the best interests of the Target Fund to combine the Target Fund’s assets with the Acquiring Fund, which currently has a lower overall expense ratio.

To effectuate the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume all of the liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated as a series of the Trust. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. The Reorganization is expected to be completed on or about December 12, 2025.

Effective after the close of business on November 28, 2025, shares of the Target Fund will no longer be offered to new shareholders, and shareholders holding shares of any other series of the Trust will not be able to exchange their shares for shares of the Target Fund.

While Matthews anticipates that the Acquiring Fund will retain a portion of the Target Fund’s holdings following the closing of the Reorganization, Matthews does anticipate that a material portion of the Target Fund’s holdings will be sold in preparation for the Reorganization. The extent of these sales is primarily because certain of the current holdings of the Target Fund are deemed not to be appropriate for the Acquiring Fund. Matthews anticipates that the proceeds from such sales will be reinvested in assets that are consistent with the Acquiring Fund’s investment strategy before and after the closing of the Reorganization. During this period, the Target Fund may deviate from its principal investment strategies.

Matthews has agreed to pay one-third of the expenses incurred in connection with the Reorganization, which consists of all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the completion of the

Reorganization. The remainder of the expenses will be shared equally by the Target Fund and Acquiring Fund, subject to applicable expense limitations.

If you do not want to participate in the Reorganization, you may redeem your shares of the Target Fund in the ordinary course until the last business day before the Reorganization closing date. Redemption requests received after that time will be treated as redemption requests for shares of the Acquiring Fund received in connection with the Reorganization.

In connection with the Reorganization, a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the information statement/prospectus it contains will not be distributed to Target Fund shareholders until the registration statement is effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investors should carefully consider the investment objectives, risks, fees and expenses of the Funds.

Please retain this Supplement for future reference.

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